UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 5, 2009

CRM Holdings, Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	001-32705	n/a
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

PO Box HM 2062, Hamilton, Bermuda,		HM HX
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	441-295-2185

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

On May 5, 2009, at the Annual General Meeting of Shareholders of CRM Holdings, Ltd. (the Company) and upon the recommendation of the Audit Committee, the Company’s shareholders approved the engagement of Ernst & Young LLP (Ernst & Young) as the Company’s principal independent accountant to audit the Company’s consolidated financial statements. This action effectively dismissed Johnson Lambert & Co. LLP (Johnson Lambert) on this date as the Company’s principal independent accountants.

The audit reports of Johnson Lambert on the Company’s consolidated financial statements as of and for the two fiscal years ended December 31, 2008 and 2007, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The audit reports of Johnson Lambert on the effectiveness of internal controls over financial reporting as of December 31, 2008 and 2007, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2008 and 2007: (1) there were no disagreements with Johnson Lambert on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Johnson Lambert, would have caused Johnson Lambert to make reference in connection with their opinion to the subject matter of the disagreement; and (2) there have been no "reportable events" (as defined in Regulation S-K Item 304(a)(1)(v)).

In deciding to recommend the engagement of Ernst & Young to the Company’s shareholders, the Audit Committee reviewed auditor independence and existing commercial relationships with Ernst & Young, and concluded that Ernst & Young had no commercial relationships with the Company that would impair its independence. During the fiscal years ended December 31, 2008 and 2007, and in the subsequent interim period through May 5, 2009, neither the Company nor anyone acting on its behalf has consulted with Ernst & Young on any matters or events set forth in Item 304(a)(2) of Regulation S-K.

The Company provided Johnson Lambert with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission. Johnson Lambert has provided the Company with a letter to the SEC which is filed as Exhibit 16.1 hereto.

Item 9.01 Financial Statements and Exhibits.

16.1 Letter dated May 6, 2009 of Johnson Lambert to the SEC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRM Holdings, Ltd.

May 6, 2009	By:	/s/ James J. Scardino

Name: James J. Scardino
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter dated May 6, 2009 of Johnson Lambert to the SEC